UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 8, 2010 (February 8, 2010)
CRAWFORD & COMPANY

(Exact Name of Registrant as Specified in Its Charter)
Georgia

(State or Other Jurisdiction of Incorporation)

1-10356	58-0506554

(Commission File Number)	(IRS Employer Identification No.)

1001 Summit Blvd., Atlanta, Georgia	30319

(Address of Principal Executive Offices)	(Zip Code)
(404) 300-1000

(Registrant’s Telephone Number, Including Area Code)
N/A

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. Results of Operations and Financial Condition
ITEM 7.01. Regulation FD Disclosure
ITEM 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-99.1
EX-99.2

ITEM 2.02. Results of Operations and Financial Condition
     On February 8, 2010, Crawford & Company (the “Company”) issued a press release containing information about the Company’s financial results for the fourth quarter 2009 and year ended December 31, 2009. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by this reference. The press release contains non-GAAP financial measures and a reconciliation to the related GAAP measure is included. The Company uses this measure to assess the performance of its operating segments, in accordance with the Financial Accounting Standards Board’s Accounting Standards Codification Topic 280, “Segment Reporting.”
ITEM 7.01. Regulation FD Disclosure
     The Company has made available on the Company’s website at www.crawfordandcompany.com a presentation designed to enhance the information presented at its quarterly earnings conference call on Monday, February 8, 2010 at 3:00 p.m. Eastern Time. A copy of the presentation is attached hereto as Exhibit 99.2 and is incorporated herein by this reference.
ITEM 9.01. Financial Statements and Exhibits
(c)	Exhibits

Exhibit No.	Description
99.1	Press Release dated February 8, 2010

99.2	Fourth Quarter 2009 Earnings Conference Call Presentation
The information contained in this current report on Form 8-K and in the accompanying exhibits shall not be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing. The information, including the exhibits hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.

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SIGNATURES
     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRAWFORD & COMPANY (Registrant)
By:	/s/ W. BRUCE SWAIN
W. Bruce Swain, Jr.
Executive Vice President - Chief Financial Officer

Dated: February 8, 2010

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EXHIBIT INDEX

Number	Descriptions
99.1	Press Release issued February 8, 2010

99.2	Fourth Quarter 2009 Earnings Conference Call Presentation

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